                                                                   EXHIBIT 10(b)


                       SECOND AMENDMENT TO LOAN AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of May 31, 2001, is between SOUTH HAMPTON REFINING CO., a Texas corporation ("Borrower"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender").

                                    RECITALS:

         A. Borrower and Lender entered into that certain Loan Agreement dated as of September 30, 1999, as amended by First Amendment to Loan Agreement dated as of June 20, 2000 (the "Agreement").

         B. Pursuant to the Agreement, Texas Oil & Chemical Co. II, Inc., a Texas corporation ("Guarantor") executed that certain Guaranty Agreement dated as of June 20, 2000 (the "Guaranty") pursuant to which Guarantor guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

         C. Borrower and Lender now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions

         Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

                                   ARTICLE II.

                                   Amendments

         Section 2.1. Amendment to Certain Definitions. Effective as of date hereof, the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

                  "Termination Date" means 11:00 a.m., Houston, Texas time on July 31, 2001, or such earlier date on which the Commitment terminates as provided in this Agreement.

         Section 2.2. Amendment to Exhibits. Effective as of the date hereof, Exhibit "A" (Note) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment.

                                  ARTICLE III.

                              Conditions Precedent

         Section 3.1. Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to
Lender:

                  (a) Resolutions-Borrower. Resolutions of the Board of Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder.

                  (b) Incumbency Certificate-Borrower. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Borrower certifying the names and signatures of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party hereunder.

                  (c) Certificates of Existence and Good Standing. Certificates of the appropriate governmental officials regarding the existence and good standing of Borrower in the state of Texas.

                  (d) Note. The Note executed by Borrower.

                  (e) Additional Information. Such additional documents, instruments and information as Lender may request.

         Section 3.2. Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that
(a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (c) no Event of Default shall have occurred and be continuing and


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

no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                                   ARTICLE IV.

                 Ratifications, Representations, and Warranties

         Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

         Section 4.2. Representations, Warranties and Agreements. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lender pursuant to the terms of the Note, as the same may have been renewed, modified, extended and rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Note as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.


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

                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

         Section 5.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

         Section 5.3. Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender's legal counsel.

         Section 5.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 5.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 5.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.


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

         Section 5.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 5.8. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10. Document Imaging. Borrower and Guarantor, as applicable, understands and agrees that (i) Lender's document retention policy involves the imaging of executed loan documents and the destruction of the paper originals, and (ii) Borrower or Guarantor, as applicable, waives any right that it may have to claim that the imaged copies of the loan documents are not originals.

         Section 5.11. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


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
         Executed as of the date first written above.

                                              BORROWER:

                                              SOUTH HAMPTON REFINING CO.

                                              By: /s/ NICK CARTER
                                                 -------------------------------
                                                      Nick Carter
                                                      President

                                             LENDER:

                                             SOUTHWEST BANK OF TEXAS, N.A.

                                             By: /s/ A. STEPHEN KENNEDY
                                                --------------------------------
                                                     A. Stephen Kennedy
                                                     Vice President

         The undersigned Guarantor hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by such person shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Note as renewed and extended from time to time, including, without limitation, the renewal and extension evidenced by the Note in substantially the form of Annex "A" attached hereto.

                                              TEXAS OIL & CHEMICAL CO. II, INC.

                                              By: /s/ NICK CARTER
                                                 -------------------------------
                                                      Nick Carter
                                                      President

                                LIST OF ANNEXES


                      Annex                      Document
                      -----                      --------
                        A                        Note

                                   ANNEX "A"

                                      Note

                                 PROMISSORY NOTE

$3,250,000.00                    Houston, Texas                     May 31, 2001


         FOR VALUE RECEIVED, the undersigned, SOUTH HAMPTON REFINING CO., a Texas corporation ("Maker"), hereby promises to pay to the order of SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Payee"), at its offices at Five Post Oak Park, 4400 Post Oak Parkway, Houston, Harris County, Texas, or such other address as may be designated by Payee, in lawful money of the United States of America, the principal sum of THREE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($3,250,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (hereinafter defined) or (b) the Prime Rate (hereinafter defined) of Payee in effect from day to day plus one-half of one percent (.50%), and each change in the rate of interest charged hereunder shall become effective, without notice to Maker, on the effective date of each change in the Prime Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Prime Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect.

         Principal of and interest on this Note shall be due and payable as follows:

                  (a) Accrued and unpaid interest on this Note shall be payable monthly, on the first (1st) day of each month commencing on June 1, 2001 and upon the maturity of this Note, however such maturity may be brought about; and

                  (b) All outstanding principal of this Note and all accrued interest thereon shall be due and payable on July 31, 2001.

         Principal of this Note shall be subject to mandatory prepayment at the times described in the Agreement (hereinafter defined). If an Event of Default (hereinafter defined) has occurred and is existing, the principal hereof and any past due interest hereon shall bear interest at the Default Rate (hereinafter defined).

         Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         As used in this Note, the following terms shall have the respective meanings indicated below:

                  "Agreement" means that certain Loan Agreement dated as of September 30, 1999 between Maker and Payee, as amended by First Amendment to Loan Agreement dated as of June 20, 2000 and Second Amendment to Loan Agreement dated as of May 31, 2001, as amended and as the same may be further amended or modified from time to time.

                  "Default Rate" means the lesser of (a) the sum of the Prime Rate plus five percent (5.0%), or (b) the Maximum Rate.

                  "Event of Default" shall have the meaning given to such term in the Agreement.

                  "Maximum Rate" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including Chapter 303 of the Texas Finance Code (the "Code") (and as the same may be incorporated by reference in other Texas statutes). To the extent that Chapter 303 of the Code is relevant to any holder of this Note for the purposes of determining the Maximum Rate, each such holder elects to determine such applicable legal rate pursuant to the "weekly ceiling," from time to time in effect, as referred to and defined in Chapter 303 of the Code; subject, however, to the limitations on such applicable ceiling referred to and defined in the Code, and further subject to any right such holder may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

                  "Prime Rate" shall mean that variable rate of interest per annum established by Payee from time to time as its prime rate which shall vary from time to time. Such rate is set by Payee as a general reference rate of interest, taking into account such factors as Payee may deem appropriate, it being understood that many of Payee's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate charged to any customer and that Payee may make various commercial or other loans at rates of interest having no relationship to such rate.

         This Note (a) is the Note provided for in the Agreement and (b) is secured as provided in the Agreement. Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement. Maker may borrow, repay, and reborrow hereunder upon the terms and conditions specified in the Agreement.

         Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors,

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

successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

         If default occurs in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, (a) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, (b) foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, (c) offset against this Note any sum or sums owed by the holder hereof to Maker and (d) take any and all other actions available to Payee under this Note, the Agreement, the Loan Documents (as such term is defined in the Agreement) at law, in equity or otherwise. Failure of the holder hereof to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

         If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including all reasonable attorneys' fees.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

         Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         This Note is in renewal and extension of, but not in discharge or novation of, that certain promissory note in the original principal amount of $3,250,000.00, dated June 20, 2000, executed by Maker and payable to the order of Payee, which was executed in renewal and increase of, but not in discharge or novation of, that certain promissory note in the original principal amount of $2,250,000.00, dated September 30, 1999, executed by Maker and payable to the order of Payee.


                                      SOUTH HAMPTON REFINING CO.


                                      By: /s/ NICK CARTER
                                         -----------------------------------
                                              Nick Carter
                                              President


                                      -4-